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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

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                         DATE OF REPORT: JULY 14, 1997

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                       HUNTINGTON BANCSHARES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   Maryland                        0-2525                      31-0724920
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(STATE OR OTHER              (COMMISSION FILE NO.)            (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
 ORGANIZATION)

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                               Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                      INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

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ITEM  5.  OTHER EVENTS.

         On July 14, 1997, Huntington Bancshares Incorporated ("Huntington") issued a news release announcing its earnings for the second quarter and six months ended June 30, 1997. The information contained in the news release, which is attached as an exhibit to this report, is incorporated herein by reference.

         In addition, effective June 30, 1997, Huntington Bancshares Indiana, Inc., Huntington Bancshares Michigan, Inc., Huntington Bancshares West Virginia, Inc., and The Huntington Financial Services Company, were merged into Huntington. Also effective June 30, 1997, The Huntington National Bank of Florida, The Huntington National Bank of Indiana, Huntington National Bank of West Virginia, Huntington Banks of Michigan, The Huntington Trust Company, National Association, and The Huntington Trust Company of Florida, National Association were merged into The Huntington National Bank, a wholly owned subsidiary of Huntington. The current subsidiaries of Huntington are described in Exhibit 99(b) of this report.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         Exhibit 99(a) -- News release of Huntington Bancshares Incorporated, dated July 14, 1997.

         Exhibit 99(b) --  Subsidiaries of Huntington Bancshares Incorporated.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               HUNTINGTON BANCSHARES INCORPORATED

Date:    July 30, 1997         By:   /s/ Gerald R. Williams
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                                    Gerald R. Williams, Executive Vice
                                    President and Chief Financial Officer


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                                 EXHIBIT INDEX

    Exhibit No.       Description                                         Page

        99(a) * News release of Huntington Bancshares Incorporated issued on July 14, 1997.

        99(b) *   Subsidiaries of Huntington Bancshares Incorporated.

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*  Filed with this report.